Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended January 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(32,584,749)
Unrealized Gain (Loss) on Market Value of Futures	59,733
Interest Income	27,209
ETF Transaction Fees	700
Total Income (Loss)	$(32,497,107)

Expenses
Management Fees	$459,248
Brokerage Commissions	80,068
Professional Fees	78,581
Non-interested Directors' Fees and Expenses	5,747
Prepaid Insurance Expense	4,144
Total Expenses	$627,788
Net Income (Loss)	$(33,124,895)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/15	$709,120,840
Additions (100,000 Shares)	4,593,624
Withdrawals (400,000 Shares)	(19,224,840)
Net Income (Loss)	(33,124,895)

Net Asset Value End of Month	$661,364,729
Net Asset Value Per Share (14,400,000 Shares)	$45.93

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that,  to the best of his knowledge and belief, the information contained in the Account Statement for  the month ended January 31, 2015 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended January 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(218,549)
Realized Trading Gain (Loss) on Short-Term Investments	17
Unrealized Gain (Loss) on Market Value of Futures	(64,863)
Interest Income	112
ETF Transaction Fees	350
Total Income (Loss)	$(282,933)

Expenses
Professional Fees	$3,814
Management Fees	1,222
Brokerage Commissions	183
Non-interested Directors' Fees and Expenses	19
Prepaid Insurance Expense	19
Total Expenses	5,257
Expense Waiver	(3,752)
Net Expenses	$1,505
Net Income (Loss)	$(284,438)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/15	$2,865,627
Withdrawals (50,000 Shares)	(893,834)
Net Income (Loss)	(284,438)

Net Asset Value End of Month	$1,687,355
Net Asset Value Per Share (100,000 Shares)	$16.87

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that,  to the best of his knowledge and belief, the information contained in the Account Statement for  the month ended January 31, 2015 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended January 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(64,536)
Realized Trading Gain (Loss) on Foreign Currency Transactions	29
Unrealized Gain (Loss) on Market Value of Futures	(68,022)
Unrealized Gain (Loss) on Foreign Currency Translations	11
Interest Income	112
Total Income (Loss)	$(132,406)

Expenses
Professional Fees	$3,409
Management Fees	1,243
Brokerage Commissions	147
Prepaid Insurance Expense	20
Non-interested Directors' Fees and Expenses	19
Total Expenses	4,838
Expense Waiver	(3,302)
Net Expenses	$1,536
Net Income (Loss)	$(133,942)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/15	$2,296,602
Net Income (Loss)	(133,942)

Net Asset Value End of Month	$2,162,660
Net Asset Value Per Share (100,000 Shares)	$21.63

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that,  to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2015 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended January 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(89,729)
Unrealized Gain (Loss) on Market Value of Futures	80,656
Dividend Income	5
Interest Income	96
Total Income (Loss)	$(8,972)

Expenses
Professional Fees	$3,337
Management Fees	1,093
Brokerage Commissions	144
Prepaid Insurance Expense	20
Non-interested Directors' Fees and Expenses	17
Total Expenses	4,611
Expense Waiver	(3,256)
Net Expenses	$1,355
Net Income (Loss)	$(10,327)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/15	$1,981,620
Net Income (Loss)	(10,327)

Net Asset Value End of Month	$1,971,293
Net Asset Value Per Share (100,000 Shares)	$19.71

To the Shareholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for  the month ended January 31, 2015 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended January 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(32,957,563)
Realized Trading Gain (Loss) on Short-Term Investments	17
Realized Trading Gain (Loss) on Foreign Currency Transactions	29
Unrealized Gain (Loss) on Market Value of Futures	7,504
Unrealized Gain (Loss) on Foreign Currency Translations	11
Dividend Income	5
Interest Income	27,529
ETF Transaction Fees	1,050
Total Income (Loss)	$(32,921,418)

Expenses
Management Fees	$462,806
Professional Fees	89,141
Brokerage Commissions	80,542
Non-interested Directors' Fees and Expenses	5,802
Prepaid Insurance Expense	4,203
Total Expenses	642,494
Expense Waiver	(10,310)
Net Expenses	$632,184
Net Income (Loss)	$(33,553,602)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/15	$716,264,689
Additions (100,000 Shares)	4,593,624
Withdrawals (450,000 Shares)	(20,118,674)
Net Income (Loss)	(33,553,602)

Net Asset Value End of Month	$667,186,037

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that,  to the best of his knowledge and belief, the information contained in the Account Statement for  the month ended January 31, 2015 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612